UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

Eledon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36620	20-1000967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Blvd. Suite 250
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 238-8090

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELDN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2025, Eledon Pharmaceuticals, Inc. (the “Company”) issued a press release regarding its quarter ended June 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished to comply with Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Change of Accounting for Non-Voting Convertible Preferred Stock

In the course of preparing the Company’s unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2025, the Company, reassessed the rights and preferences of its Series X and Series X1 non-voting convertible preferred stock, $0.001 par value (“Preferred Stock”), and concluded that, because the Preferred Stock’s rights and preferences are substantially identical to those of the Company’s common stock, $0.001 par value, the Preferred Stock should be treated as a separate class of common stock for purposes of calculating earnings per share in accordance with Accounting Standards Codification (“ASC”) 260-10, “Earnings Per Share.”

Additionally, in connection with this reassessment, the Company concluded that it had incorrectly classified the Preferred Stock as permanent equity in the consolidated balance sheets. The Preferred Stock includes a provision that, upon the occurrence of a fundamental transaction (that is defined to include a third-party tender or exchange offer) in which more than 50 percent of the common stockholders receive cash or other assets, the holders of Preferred Stock, upon any subsequent conversion, are entitled to receive the same form of consideration, even if they did not participate in the original transaction. Because this feature may result in settlement in cash or other non-equity consideration upon an event outside the Company’s control, the Preferred Stock does not meet the criteria for permanent equity classification, and management has determined it should instead be classified as temporary equity under ASC 480-10-S99-3A. The Preferred Stock is not subsequently remeasured to its redemption value because redemption is not considered probable.

The Company’s management has discussed these corrections with the Audit Committee of the Board of Directors (the “Audit Committee”). On August 11, 2025, the Company’s management and the Audit Committee concluded that the previously issued (i) audited consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission on March 20, 2025 (the “2024 Form 10-K”); (ii) unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2025 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 14, 2025 (the “2025 Form 10-Q”), and (iii) unaudited condensed consolidated financial statements as of and for (a) the three and nine months ended September 30, 2024 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 11, 2024, (b) the three and six months ended June 30, 2024 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2024 and (c) the three months ended March 31, 2024 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024 and amended by a Form 10-Q/A on August 19, 2024 (together, the “Impacted 2024 Quarterly Reports”) and, together with together the 2024 Form 10-K and the 2025 Form 10-Q, (the “Impacted Reports”) were each materially misstated and should no longer be relied upon.

The identified errors did not result in any impact on the Company's cash and short-term investment position, liquidity, or results of operations.

These identified errors will result in a restatement of the Company’s consolidated balance sheets, consolidated statements of operations and comprehensive loss, and consolidated statements of convertible preferred stock and stockholders' equity (deficit) for the years ended December 31, 2024 and December 31, 2023 and as of and for the three months ended March 31, 2024, the three and six months ended June 30, 2024, the three and nine months ended September 30, 2024 and the three months ended March 31, 2025. As a result, management and the Audit Committee determined on August 11, 2025 that the Impacted Reports require restatement and should no longer be relied upon.

In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023, as of and for the three months ended March 31, 2024, the three and six months ended June 30, 2024, the three and nine months ended September 30, 2024 and the three months ended March 31, 2025 should no longer be relied on.

In connection with the restatement described above, the Company identified a material weakness in its internal control over financial reporting related to its accounting for equity instruments. Due to the material weakness, the Company has concluded, and will disclose within the applicable Impacted Reports, that its internal control over financial reporting was not effective as of December 31, 2024 and that its disclosure controls and procedures were not effective as of March 31, 2024, June 30, 2024, September 31, 2024, December 31, 2024 and March 31, 2025.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, Deloitte & Touche LLP, and its predecessor registered public accounting firms, Crowe LLP and KMJ Corbin & Company LLP, and intends to file an amendment to each of the 2024 Form 10-K and the 2025 Form 10-Q to restate the Company’s consolidated financial statements included in such Impacted Reports to correct the errors related to the reclassification of the Preferred Stock as described above. The Company does not intend to file amendments to the Impacted 2024 Quarterly Reports, but instead intends to summarize the effects of the restatement with respect to the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024 in the restated 2024 Form 10-K and to restate prospectively in the corresponding 2025 quarterly filings restated financial information for each of such 2024 quarterly periods, reflecting the reclassification of the Preferred Stock and the restatement of the Company’s consolidated financial statements included in the previously issued Impacted 2024 Quarterly Reports as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued on August 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eledon Pharmaceuticals, Inc.

Date:	August 14, 2025	By:	/s/ David-Alexandre C. Gros, M.D.
Name: David Alexandre C. Gros, M.D. Title: Chief Executive Officer